MERRILL LYNCH
MIDDLE EAST/
AFRICA FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Quarterly Report
February 28, 1997



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Middle East/Africa
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                         #18413 -- 2/97

[RECYCLE LOGO] Printed on post-consumer recycled paper



Merrill Lynch Middle East/Africa Fund, Inc., February 28, 1997

DEAR SHAREHOLDER

During the three-month period ended February 28, 1997, total returns for Merrill Lynch Middle East/Africa Fund, Inc.'s Class A, Class B, Class
C and Class D Shares were +21.31%, +20.91%, +20.86% and +21.06%, respectively. The unmanaged Morgan Stanley Capital International Indexes for the largest equity markets in the region -- Israel, South Africa and Turkey -- registered returns of +23.26%, +10.10% and +51.25%, respectively, for the same period. In addition, the unmanaged J.P. Morgan Securities South African Bond Index rose 11.04% (in US dollars) for the quarter ended February 28, 1997. The Fund's performance benefited from its investments in Egypt, Turkey and Zimbabwe. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3 - 6 of this report to shareholders.)

Investment Overview and Activities
Middle Eastern markets performed well during the three months ended February 28, 1997. Turkey (+51.25%) rallied largely on the expectation that interest rates will decline because of a less onerous refinancing schedule and a lighter debt service burden. However, we were concerned about the foreign currency exposure of this debt given our expectations of weakness in the Turkish currency, the lire. We were also concerned about the highly speculative nature of this rally. Therefore, we reduced the Fund's investments in Turkey from 9.32% of net assets to 7.24% during the February quarter.

The Egyptian market continued its rally (+58.92%), largely driven by foreign investors who decided to enter this market. The Fund maintained a large exposure to the Egyptian market and holdings rose from 7.90% of net assets to 8.66% during the February quarter.

In Israel (+23.26%), the stock market rose as the approval of the 1997 budget was deemed sufficient to reduce the deficit and, with inflation trending down, interest rates were expected to decline. Also supporting the market's performance were stock valuations that compared favorably with those in developed European markets, and positive liquidity flows from domestic provident (savings) and mutual funds. During the three months ended February 28, 1997, we increased the Fund's investments in Israel from 12.63% of net assets to 15.47%. One of our main holdings in the Fund is Israel's Bank Leumi Le-Israel, one of the two leaders in a highly concentrated banking industry.

In South Africa (+10.10%), the overwhelmingly negative investor sentiment, that existed before the start of the year, reversed in January. Renewed investor optimism triggered portfolio investment inflows which supported the South African rand. At the same time, good inflation, money supply and private sector credit results led to forecasts of interest rate declines. At the end of January, the performance of South Africa's stock market and its currency benefited from good trade balance numbers. Going forward, although the economy is slowing, developments in the upcoming months should favor equity investments. These developments include large privatizations and the easing of foreign exchange controls. As such, we added to our investments in South Africa by purchasing domestic government bonds and well-managed companies such as Nasionale Pers Beperk, a publisher of magazines, newspapers and textbooks which also has investments in the electronic media.

In Conclusion
We are optimistic about the long-term prospects for stocks in the emerging markets. However, we remind our shareholders that emerging markets are volatile, and as such an investor should have a long-term investment outlook.

We thank you for your continued investment in Merrill Lynch Middle East/Africa Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/GRACE PINEDA
Grace Pineda
Vice President and Portfolio Manager

March 26, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Performance Summary --
Class A Shares

                       Net Asset Value   Capital Gains  Dividends
Period Covered       Beginning   Ending   Distributed     Paid*   % Change**
12/30/94 -- 12/31/94  $10.00     $10.00      --             --        0.00%
1995                   10.00      10.13      --          $0.873     +10.08
1996                   10.13       8.95      --           0.436     - 7.23
1/1/97 -- 2/28/97       8.95      10.86      --             --      +21.34
                                                   Total $1.309
                             Cumulative total return as of 2/28/97: +23.92%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge;
   results would be lower if sales charge was included.




Performance Summary --
Class B Shares

                       Net Asset Value   Capital Gains  Dividends
Period Covered       Beginning   Ending   Distributed     Paid*   % Change**
12/30/94 -- 12/31/94  $10.00     $10.00      --            --        0.00%
1995                   10.00      10.13      --          $0.765    + 9.00
1996                   10.13       8.97      --           0.319    - 8.22
1/1/97 -- 2/28/97       8.97      10.86      --            --      +21.07
                                                   Total $1.084
                            Cumulative total return as of 2/28/97: +21.13%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Performance Summary --
Class C Shares

                       Net Asset Value   Capital Gains  Dividends
Period Covered       Beginning   Ending   Distributed     Paid*   % Change**
12/30/94 -- 12/31/94  $10.00     $10.00      --            --        0.00%
1995                   10.00      10.13      --          $0.763    + 8.98
1996                   10.13       8.95      --           0.332    - 8.29
1/1/97 -- 2/28/97       8.95      10.84      --            --      +21.12
                                                   Total $1.095
                            Cumulative total return as of 2/28/97: +21.05%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Performance Summary -- Class D Shares

                       Net Asset Value   Capital Gains    Dividends
Period Covered       Beginning   Ending   Distributed     Paid*   % Change**
12/30/94 -- 12/31/94  $10.00     $10.00      --            --        0.00%
1995                   10.00      10.13      --          $0.850    + 9.85
1996                   10.13       8.95      --           0.406    - 7.54
1/1/97 -- 2/28/97       8.95      10.85      --            --      +21.23
                                                   Total $1.256
                            Cumulative total return as of 2/28/97: +23.13%**

*  Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge;
   results would be lower if sales charge was included.



Average Annual Total Return

                     % Return Without     % Return With
                       Sales Charge        Sales Charge**

Class A Shares*
Year Ended 12/31/96       -7.23%             -13.78%
Inception (12/30/94)
through 12/31/96          +1.06               -1.63

* Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
** Assuming maximum sales charge.


                     % Return Without     % Return With
                          CDSC                 CDSC

Class B Shares*
Year Ended 12/31/96      -8.22%              -13.46%
Inception (12/30/94)
through 12/31/96         +0.02                -0.87

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                     % Return Without     % Return With
                          CDSC                 CDSC

Class C Shares*
Year Ended 12/31/96      -8.29%              -10.92%
Inception (12/30/94)
through 12/31/96         -0.03                -0.03

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                     % Return Without     % Return With
                       Sales Charge       Sales Charge**

Class D Shares*
Year Ended 12/31/96      -7.54%              -14.07%
Inception (12/30/94)
through 12/31/96         +0.78                -1.90

* Maximum sales charge is 5.25%. Maximum redemption fee is 2% and is reduced to 0% after 1 year.
** Assuming maximum sales charge.




Recent
Performance
Results*

                                                                       12 Month     3 Month
                                  2/28/97     11/30/96     2/29/96     % Change     % Change
Class A Shares                    $10.86       $9.40       $10.65      +1.97%       +15.53%
Class B Shares                     10.86        9.31        10.62      +2.26        +16.65
Class C Shares                     10.84        9.31        10.63      +1.98        +16.43
Class D Shares                     10.85        9.38        10.64      +1.97        +15.67
Class A Shares -- Total Return                                         +7.07(1)     +21.31(1)
Class B Shares -- Total Return                                         +6.00(2)     +20.91(2)
Class C Shares -- Total Return                                         +5.85(3)     +20.86(3)
Class D Shares -- Total Return                                         +6.72(4)     +21.06(4)

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.436 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.319 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.332 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.406 per share ordinary income dividends.





SCHEDULE OF INVESTMENTS                                                                                           (in US dollars)

                                        Shares Held/                                                                     Percent of
AFRICA       Industries                 Face Amount                 Investments                         Cost      Value  Net Assets

Botswana     Multi-Industry               106,802 Sechaba Investment Trust                            $85,845    $74,628     0.9%
                                                  Total Investments in Botswana                        85,845     74,628     0.9

Ghana        Beverages & Tobacco          904,743 Guiness Ghana Ltd.                                  156,444    173,989     2.1
                                                  Total Investments in Ghana                          156,444    173,989     2.1

Morocco      Banking                        3,428 Banque Marocaine du Commerce Exterieure (GDR)(b)    116,045    179,703     2.2
             Building Materials             2,000 Les Ciments de l'Oriental                            87,576    100,360     1.2
                                                  Total Investments in Morocco                        203,621    280,063     3.4

South Africa Beverages                      6,336 South African Breweries Ltd.                        179,899    189,514     2.3
             Beverages & Tobacco           10,500 Rembrandt Group Ltd.                                113,820    107,813     1.3
             Broadcasting & Publishing     11,600 Nasionale Pers Beperk                               100,436    108,750     1.3
             Diversified                   10,634 Barlow Rand Ltd.                                    148,475    112,155     1.4
                                           12,600 Johnnies Industrial Corp., Ltd.                     148,495    162,422     2.0
                                                                                                   ---------- ----------  ------
                                                                                                      296,970    274,577     3.4

             Entertainment                 21,570 Sun International (Bophuthatswana) Ltd.              26,671     14,444     0.2
             Financial Services            26,400 First National Bank Holdings Ltd.                   214,240    162,054     2.0
             Foreign Government    ZAL    500,000 Republic of South Africa Bond, 13% due 8/31/2011     97,194     99,824     1.2
             Obligations           ZAL  6,950,000 South African Bond, 12% due 2/28/2005             1,416,938  1,344,594    16.4
                                                                                                   ---------- ----------  ------
                                                                                                    1,514,132  1,444,418    17.6

             Merchandising                 35,200 Pick'n Pay Stores Ltd.                               40,118     43,371     0.5
             Metals -- Non-Ferrous         17,500 Gencor Limited                                       65,576     75,781     1.0
                                           16,000 Gencor Limited (ADR)(a)                              70,400     67,000     0.8
                                                                                                   ---------- ----------  ------
                                                                                                      135,976    142,781     1.8
             Mining                         2,300 Anglo American Corp. of South Africa, Ltd.
                                                 (ADR)(a)                                             144,912    144,612     1.8
                                           16,400 Beatrix Mines Ltd.                                  133,687    110,004     1.4
                                            2,400 De Beers Centenary AG                                77,488     83,304     1.0
                                            9,400 Ingwe Coal Corp., Ltd.                               75,091     58,750     0.7
                                           18,000 JCI Company Limited                                 198,806    195,871     2.4
                                               48 Western Areas Gold Mining Company Ltd. (ADR)(a)         704        656     0.0
                                               32 Western Areas Gold Mining Company Ltd. (Ordinary)       438        443     0.0
                                                                                                   ---------- ----------  ------
                                                                                                      631,126    593,640     7.3

                                                  Total Investments in South Africa                 3,253,388  3,081,362    37.7

Zimbabwe     Beverages & Tobacco          167,292 Delta Corporation                                    94,097    262,096     3.2
             Entertainment & Leisure      179,000 Zimbabwe Sun International                           70,750     61,697     0.8
             Real Estate                  164,081 Hippo Valley Estates                                 60,325    210,059     2.6

                                                  Total Investments in Zimbabwe                       225,172    533,852     6.6

                                                  Total Investments in Africa                       3,924,470  4,143,894    50.7


MIDDLE
EAST

Egypt        Banking                          511 Commercial International Bank (Egypt) S.A.E.         60,437    132,155     1.6
             Engineering & Construction    16,810 Torah Portland Cement Company, Egypt                304,842    415,905     5.1
             Housing                        1,250 Nasr City Company For Housing & Reconstruction       53,454    160,266     2.0
                                                  Total Investments in Egypt                          418,733    708,326     8.7

Israel       Banking                       86,852 Bank Hapoalim Ltd.                                  139,943    166,798     2.0
                                          220,800 Bank Leumi Le-Israel                                306,252    364,598     4.5
                                                                                                   ---------- ----------  ------
                                                                                                      446,195    531,396     6.5

             Engineering & Construction     2,178 Koor Industries Ltd.                                181,857    209,799     2.6
                                            5,000 Koor Industries Ltd. (ADR)(a)                        89,050     95,000     1.1
                                                                                                   ---------- ----------  ------
                                                                                                      270,907    304,799     3.7

             Food Chain                    27,419 Supersol Ltd.                                        73,956     85,795     1.1
             Merchandising                 37,100 Blue Square Chain Stores Properties and
                                                  Investments Ltd.                                    201,555    342,489     4.2
                                                  Total Investments in Israel                         992,613  1,264,479    15.5

Jordan       Beverages                     14,550 Al-Ahram Beverages (GDR)(b)                         225,525    253,897     0.0
             Transportation Services        6,406 Aramex International Limited (ADR)(a)                48,286     56,853     0.7
                                                  Total Investments in Jordan                         273,811    310,750     3.8

Lebanon      Banking                       12,000 Banque Libanaise (GDR)(b)                           145,500    185,400     2.3
                                                  Total Investments in Lebanon                        145,500    185,400     2.3

Turkey       Banking                    4,900,000 Yapi Ve Kredi Bankasi A.S.                          150,008    231,301     2.8
             Brewery                       20,800 Erciyas Biracilik Ve Malt Sanayii A.S. (GDR)(b)      69,940     41,600     0.5
             Building & Construction    1,417,000 Adana Cimento Sanayii (Class A)                      77,764    152,806     1.9
             Steel                        959,938 Eregli Demir Ve Celik Fabrikalari T.A.S. (Erdemir)  108,192    166,018     2.0

                                                  Total Investments in Turkey                         405,904    591,725     7.2

                                                  Total Investments in the Middle East              2,236,561  3,060,680    37.5

Short-Term   US Government &       US$     85,000 Federal Home Loan Mortgage Corp., 5.30% due
Securities   Agency Obligations*                  3/03/1997                                            84,975     84,975     1.0

                                                  Total Investments in Short-Term Securities           84,975     84,975     1.0

             Total Investments                                                                     $6,246,006  7,289,549    89.2
                                                                                                   ==========
             Other Assets Less Liabilities                                                                       886,840    10.8
                                                                                                              ----------  -------
             Net Assets                                                                                       $8,176,389  100.00%
                                                                                                              ==========  ======
             Net Asset Value:           Class A -- Based on net assets of $751,719 and 69,232 shares
                                                   outstanding                                                    $10.86
                                                                                                              ==========
                                        Class B -- Based on net assets of $5,824,527 and 536,517 shares
                                                   outstanding                                                    $10.86
                                                                                                              ==========
                                        Class C -- Based on net assets of $618,097 and 57,029 shares
                                                   outstanding                                                    $10.84
                                                                                                              ==========
                                        Class D -- Based on net assets of $982,046 and 90,480 shares
                                                   outstanding                                                    $10.85
                                                                                                              ==========

*   Certain US Government & Agency Obligations are traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
(a) American Depositary Receipts (ADR).
(b) Global Depositary Receipts (GDR).




<CAPTION.

EQUITY PORTFOLIO CHANGES

For the Quarter Ended February 28, 1997

Additions      Al-Ahram Beverages (GDR)                 Gencor Limited (ADR)                   Rembrandt Group Ltd.
               Aramex International Limited (ADR)       JCI Company Limited                    Supersol Ltd.
               Bank Leumi Le-Israel                     Johnnies Industrial Corp., Ltd.        Yapi Ve Kredi Bankasi A.S.
               Banque Libanaise (GDR)                   Nasionale Pers Beperk
               Gencor Limited                           Pick'n Pay Stores

Deletions      Blue Square Chain Stores Properties      Driefontein Consolidated Ltd. (ADR)    Unilever Ghana Ltd.
               and Investments Ltd. (ADR)               Meikles Africa Ltd.                    Vaal Reefs Exploration
               Commercial International Bank (Egypt)    Pioneer Tobacco Co. Ltd.               & Mining Co., Ltd.
               S.A.E. (GDR)                             South African Breweries Ltd. (ADR)





PORTFOLIO INFORMATION

As of February 28, 1997

                                                     Percent of                                           Percent of
Ten Largest Holdings (Equity Investments)            Net Assets        Ten Largest Industries             Net Assets
Torah Portland Cement Company, Egypt                    5.1%        Banking                                 15.4%
Bank Leumi Le-Israel                                    4.5         Engineering & Construction               8.8
Blue Square Chain Stores Properties and                             Mining                                   7.3
   Investments Ltd.                                     4.2         Beverages & Tobacco                      6.6
Koor Industries Ltd.*                                   3.7         Beverages                                5.4
Delta Corporation                                       3.2         Merchandising                            4.2
Al-Ahram Beverages                                      3.1         Diversified                              3.4
Yapi Ve Kredi Bankasi A.S.                              2.8         Real Estate                              2.6
Hippo Valley Estates                                    2.6         Investment Management                    2.0
JCI Company Limited                                     2.4         Holding Company                          2.0
South African Breweries Ltd.                            2.3

*Includes combined holdings.




OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and
Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian

The Chase Manhattan Bank
Global Securities Services
4 MetroTech Center, 18th Floor
Brooklyn, New York 11245

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800)637-3863



MERRILL LYNCH MIDDLE EAST/AFRICA FUND, INC.

Asset Allocation as
A Percentage* of
Net assets as of
February 28, 1997

A map illustrating the following percentages:

Ghana          2.1%
Morocco        3.4%
South Africa  37.7%
Botswana       0.9%
Turkey         7.2%
Lebanon        2.3%
Israel        15.5%
Jordan         3.8%
Egypt          8.7%
Zimbabwe       6.6%

* Total may not equal 100%